Federated Municipal Obligations Fund (“Fund”)

Investment Shares
Wealth Shares
Service Shares
Cash II Shares
Cash Series
Capital Shares
Trust Shares (“Classes”)

Portfolio of Money Market Obligations Trust

This Rule 497(e) filing is submitted for the sole purpose of submitting the XBRL Interactive Data File exhibits for the revised Risk/Return Summary of the above-named Fund. This Interactive Data File relates to, and incorporates by reference, the supplement to the Prospectus for the Fund filed pursuant to Rule 497(e) on August 14, 2017, Accession No. 0001623632-17-001776. The exhibits filed herewith do not constitute the complete publicly filed disclosure for the Fund, and should be used in conjunction with the complete prospectus for the Fund, as revised.

Exhibit List for Interactive Data File Submissions.

EX-101.INS	INSTANCE
EX-101.SCH	SCHEMA
EX-101.DEF	DEFINITION LINKBASE
EX-101.LAB	LABEL LINKBASE
EX-101.PRE	PRESENTATION LINKBASE